                            NEW ENGLAND ZENITH FUND

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 267-6600

                           PROSPECTUS -- MAY 1, 1997

  New England Zenith Fund (the "Fund") consists of fourteen investment portfolios, twelve of which are contained herein: the Loomis Sayles Small Cap Series, the Morgan Stanley International Magnum Equity Series (formerly, the Draycott International Equity Series), the Alger Equity Growth Series, the Capital Growth Series, the Loomis Sayles Avanti Growth Series, the Davis Venture Value Series, the Westpeak Growth and Income Series, the Westpeak Stock Index Series, the Loomis Sayles Balanced Series, the Back Bay Advisors Managed Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series (each a "Series"), with the following investment objectives:

  LOOMIS SAYLES SMALL CAP SERIES--long-term capital growth from investments in common stocks or their equivalent.

  MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES (FORMERLY, THE DRAYCOTT INTERNATIONAL EQUITY SERIES)--long-term capital appreciation through investment primarily in international equity securities.

  ALGER EQUITY GROWTH SERIES--long-term capital appreciation.

  CAPITAL GROWTH SERIES--long-term growth of capital.

  LOOMIS SAYLES AVANTI GROWTH SERIES--long-term growth of capital.

  DAVIS VENTURE VALUE SERIES--growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES--long-term total return through investment in equity securities.

  WESTPEAK STOCK INDEX SERIES--investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

  LOOMIS SAYLES BALANCED SERIES--reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  BACK BAY ADVISORS MANAGED SERIES--a favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

  BACK BAY ADVISORS BOND INCOME SERIES--a high level of current income consistent with protection of capital and moderate investment risk.

  BACK BAY ADVISORS MONEY MARKET SERIES--the highest possible level of current income consistent with preservation of capital. MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL MAINTAIN A STABLE NET ASSET VALUE OF $100 PER SHARE.

  This Prospectus concisely describes the information that prospective investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

  A Statement of Additional Information (the "Statement") dated May 1, 1997, is available free of charge by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights.......................................................  B-3
The Fund................................................................... B-15
Investment Objectives and Policies......................................... B-15
Investment Risks........................................................... B-20
Performance Information.................................................... B-28
Investment Restrictions.................................................... B-30
Management................................................................. B-34
Sale and Redemption of Shares.............................................. B-40
Net Asset Values and Portfolio Valuation................................... B-40
Dividends and Capital Gain Distributions................................... B-41
Taxes...................................................................... B-41
Organization and Capitalization of the Fund................................ B-41
Transfer Agent............................................................. B-42
Voting Rights.............................................................. B-42
Appendix A................................................................. B-43
Appendix B................................................................. B-44

                             FINANCIAL HIGHLIGHTS

  These tables have been examined by Coopers & Lybrand LLP, the Fund's independent accountants, whose reports thereon for periods after 1991 accompany the financial statements incorporated by reference in the Statement and may be obtained by shareholders. The tables should be read in conjunction with the financial statements and notes thereto. For further performance information about the Fund, please refer to the Fund's annual report, which is available free of charge.

                        LOOMIS SAYLES SMALL CAP SERIES

                               MAY 2(a)
                                  TO            YEAR ENDED        YEAR ENDED
                           DECEMBER 31, 1994 DECEMBER 31, 1995 DECEMBER 31, 1996
                           ----------------- ----------------- -----------------
Net Asset Value,
 Beginning of Period.....       $100.00           $ 96.61           $118.80
                                -------           -------           -------
Income From Investment
 Operations
Net Investment Income....          0.14              0.85              1.05
Net Gains or Losses on
 Investments (both
 realized and
 unrealized).............         (3.38)            26.93             35.03
                                -------           -------           -------
Total From Investment
 Operations..............         (3.24)            27.78             36.08
                                -------           -------           -------
Less Distributions
Distributions From Net
 Investment Income.......         (0.15)            (0.78)            (1.03)
Distributions From Net
 Realized Capital Gains..          0.00             (4.81)            (9.56)
                                -------           -------           -------
    Total Distributions..         (0.15)            (5.59)           (10.59)
                                -------           -------           -------
Net Asset Value, End of
 the Period..............       $ 96.61           $118.80           $144.29
                                =======           =======           =======
Total Return (%).........         (3.23)(b)         28.88             30.67
Ratio of Operating
 Expenses to Average Net
 Assets (%)(d)...........          1.00 (c)          1.00              1.00
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............          0.32 (c)          1.26              1.15
Portfolio Turnover Rate
 (%).....................            80 (c)            98                62
Average Commission Rate
 Paid(e).................           --                --            $0.0568
Net Assets, End of Period
 (000)...................       $ 3,105           $27,741           $89,194
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation
 described in Footnote
 (d) would have been (%).          2.31 (c)          1.91              1.29

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, the Series' adviser voluntarily agreed to reduce its fees and, if necessary, to assume expenses of the Series in order to limit the Series' expenses to an annual rate of 1.00% of the Series' average daily net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

             MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES(a)

                             OCTOBER 31(b)
                                  TO            YEAR ENDED        YEAR ENDED
                           DECEMBER 31, 1994 DECEMBER 31, 1995 DECEMBER 31, 1996
                           ----------------- ----------------- -----------------
Net Asset Value,
 Beginning of Period.....       $10.00            $ 10.23           $ 10.73
                                ------            -------           -------
Income From Investment
 Operations
Net Investment Income....         0.03               0.09              0.06
Net Gains or Losses on
 Investments (both
 realized and
 unrealized).............         0.23               0.53              0.68
                                ------            -------           -------
Total From Investment
 Operations..............         0.26               0.62              0.74
                                ------            -------           -------
Less Distributions
Distributions From Net
 Investment Income.......        (0.02)             (0.09)            (0.02)
Distributions in Excess
 of Net Investment
 Income..................         0.00              (0.03)             0.00
Distributions From Net
 Realized Capital Gains..         0.00               0.00             (0.16)
Distributions From Paid-
 In Capital..............        (0.01)              0.00              0.00
                                ------            -------           -------
    Total Distributions..        (0.03)             (0.12)            (0.18)
                                ------            -------           -------
Net Asset Value, End of
 the Period..............       $10.23            $ 10.73           $ 11.29
                                ======            =======           =======
Total Return (%).........         2.60 (c)           6.03              6.67
Ratio of Operating
 Expenses to Average Net
 Assets (%)(e)...........         1.30 (d)           1.30              1.30
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............         2.56 (d)           1.29              0.67
Portfolio Turnover Rate
 (%).....................            4 (d)             89                64
Average Commission Rate
 Paid(f).................          --                 --            $0.0204
Net Assets, End of Period
 (000)...................       $2,989            $16,268           $39,392
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation
 described in Footnote
 (e) would have been (%).         5.38 (d)           3.12              1.66

--------
(a) On May 1, 1997, Morgan Stanley Asset Management Inc. ("MSAM") succeeded Draycott Partners, Ltd. as investment subadviser to the Series.

(b) Commencement of operations.

(c) Not computed on an annualized basis.

(d) Computed on an annualized basis.

(e) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 1.30% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(f) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                          ALGER EQUITY GROWTH SERIES

                             OCTOBER 31(a)
                                  TO            YEAR ENDED        YEAR ENDED
                           DECEMBER 31, 1994 DECEMBER 31, 1995 DECEMBER 31, 1996
                           ----------------- ----------------- -----------------
Net Asset Value,
 Beginning of Period.....       $10.00            $  9.56          $  13.80
                                ------            -------          --------
Income From Investment
 Operations
Net Investment Income....         0.02               0.01              0.04
Net Gains or Losses on
 Investments (both
 realized and
 unrealized).............        (0.44)              4.65              1.78
                                ------            -------          --------
Total From Investment
 Operations..............        (0.42)              4.66              1.82
                                ------            -------          --------
Less Distributions
Distributions From Net
 Investment Income.......        (0.02)             (0.01)            (0.04)
Distributions from Net
 Realized Capital Gains..         0.00              (0.41)             0.00
                                ------            -------          --------
    Total Distributions..        (0.02)             (0.42)            (0.04)
                                ------            -------          --------
Net Asset Value, End of
 the Period..............       $ 9.56            $ 13.80          $  15.58
                                ======            =======          ========
Total Return (%).........        (4.20)(b)          48.80             13.17
Ratio of Operating
 Expenses to Average Net
 Assets (%)(d)...........         0.85 (c)           0.85              0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............         1.07 (c)           0.14              0.24
Portfolio Turnover Rate
 (%).....................           32 (c)            107                78
Average Commission Rate
 Paid(e).................          --                 --           $ 0.0716
Net Assets, End of Period
 (000)...................       $1,917            $46,386          $120,456
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation
 described in Footnote
 (d) would have been (%).         2.74 (c)           2.45              0.90

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred. Beginning January 1, 1996 the annual expense limit was increased to 0.90% of average net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                             CAPITAL GROWTH SERIES

                                                          YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------
                           1987     1988     1989    1990 (A)    1991      1992      1993      1994      1995       1996
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
Net Asset value,
 Beginning of the Year..  $264.48  $231.33  $201.14  $ 260.25  $ 249.04  $ 347.36  $ 322.23  $ 351.63  $ 312.30  $   374.62
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
Income from Investment
 Operations
Net Investment
 Income.................     1.05    10.63     1.59      1.78      3.16      4.04      2.12      5.28      3.47        3.08
Net Gains or Losses on
 Investments (both
 realized and
 unrealized)............   109.33   (30.97)   60.11    (10.88)   130.75    (25.10)    46.21    (30.54)   114.91       74.80
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
Total From Investment
 Operations.............   110.38   (20.34)   61.70     (9.10)   133.91    (21.06)    48.33    (25.26)   118.38       77.88
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
Less distributions
Distributions From Net
 Investment Income......    (1.10)   (9.55)   (2.59)    (2.11)    (3.22)    (4.07)    (2.18)    (5.15)    (3.48)      (3.08)
Distributions From Net
 Realized Capital Gains.  (142.43)   (0.30)    0.00      0.00    (31.93)     0.00    (16.75)    (8.92)   (52.58)     (22.34)
Distributions From
 Paid-in Capital........     0.00     0.00     0.00      0.00     (0.44)     0.00      0.00      0.00      0.00        0.00
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
  Total Distributions...  (143.53)   (9.85)   (2.59)    (2.11)   (35.59)    (4.07)   (18.93)   (14.07)   (56.06)     (25.42)
                          -------  -------  -------  --------  --------  --------  --------  --------  --------  ----------
Net Asset Value, End of
 the Year...............  $231.33  $201.14  $260.25  $ 249.04  $ 347.36  $ 322.23  $ 351.63  $ 312.30  $ 374.62  $   427.08
                          =======  =======  =======  ========  ========  ========  ========  ========  ========  ==========
Total Return (%)........     52.7     (8.8)    30.8      (3.5)     54.0     (6.05)    14.97     (7.07)    38.03       21.08
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.57     0.75     0.72      0.73      0.70      0.70      0.68      0.67      0.71        0.69
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     0.75     6.20     1.21      0.93      1.22      1.53      0.67       140       242         207
Portfolio Turnover Rate
 (%)....................      368      813      269       229       174       207       169      1.61      0.92        0.79
Average Commission Rate
 Paid(b)................      --       --       --        --        --        --        --        --        --   $   0.0669
Net Assets, End of
 Period (000)...........  $29,626  $42,538  $90,377  $148,254  $343,965  $472,017  $644,384  $667,127  $921,444  $1,142,660

--------
(a) On March 1, 1990, the Capital Growth Management Division of Loomis Sayles & Company, Incorporated was reorganized into Capital Growth Management Limited Partnership, which assumed management of the Series.

(b) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      LOOMIS SAYLES AVANTI GROWTH SERIES

                                       APRIL 30(a)    YEAR ENDED DECEMBER 31,
                                           TO         -------------------------
                                    DECEMBER 31, 1993  1994     1995     1996
                                    ----------------- -------  -------  -------
Net Asset Value, Beginning of the
 Period...........................       $100.00      $113.67  $112.77  $142.44
                                         -------      -------  -------  -------
Income From Investment Operations
Net Investment Income.............          0.18         0.59     0.42     0.11
Net Gains or Losses on Investments
 (both realized and unrealized)...         14.56        (0.89)   33.80    24.88
                                         -------      -------  -------  -------
Total From Investment Operations..         14.74        (0.30)   34.22    24.99
                                         -------      -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................         (0.18)       (0.60)   (0.40)   (0.13)
Distributions From Net Realized
 Capital Gains....................         (0.67)        0.00    (4.15)   (9.42)
Distributions From Paid-In
 Capital..........................         (0.22)        0.00     0.00     0.00
                                         -------      -------  -------  -------
    Total Distributions...........         (1.07)       (0.60)   (4.55)   (9.55)
                                         -------      -------  -------  -------
Net Asset Value, End of the
 Period...........................       $113.67      $112.77  $142.44  $157.88
                                         =======      =======  =======  =======
Total Return (%)..................         14.74 (b)    (0.27)   30.35    17.58
Ratio of Operating Expenses to
 Average Net Assets (%)(d)........          0.85 (c)     0.84     0.85     0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........          0.46 (c)     0.67     0.37     0.08
Portfolio Turnover Rate (%).......            21 (c)       67       58       65
Average Commission Rate Paid(e)...           --           --       --   $0.0508
Net Assets, End of Period (000)...       $11,972      $25,622  $48,832  $82,667
The Ratio of Expenses to Average
 Net Assets without giving effect
 to the voluntary expense
 limitation described in Footnote
 (d) would have
 been (%).........................          0.89 (c)     0.84     1.06     0.92

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, the Series' adviser voluntarily agreed to bear expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                          DAVIS VENTURE VALUE SERIES

                                                                YEAR ENDED
                                              OCTOBER 31(a)     DECEMBER 31,
                                                   TO         -----------------
                                            DECEMBER 31, 1994  1995      1996
                                            ----------------- -------  --------
Net Asset Value, Beginning of Period......       $10.00       $  9.62  $  13.10
                                                 ------       -------  --------
Income From Investment Operations
Net Investment Income.....................         0.03          0.10      0.13
Net Gains or Losses on Investments (both
 realized and unrealized).................        (0.38)         3.68      3.26
                                                 ------       -------  --------
Total From Investment Operations..........        (0.35)         3.78      3.39
                                                 ------       -------  --------
Less Distributions
Distributions From Net Investment Income..        (0.03)        (0.10)    (0.13)
Distributions From Net Realized Capital
 Gains....................................         0.00         (0.20)    (0.27)
                                                 ------       -------  --------
    Total Distributions...................        (0.03)        (0.30)    (0.40)
                                                 ------       -------  --------
Net Asset Value, End of the Period........       $ 9.62       $ 13.10  $  16.09
                                                 ======       =======  ========
Total Return (%)..........................        (3.50)(b)     39.28     25.84
Ratio of Operating Expenses to Average Net
 Assets (%)(d)............................         0.90 (c)      0.90      0.90
Ratio of Net Investment Income to Average
 Net Assets (%)...........................         2.54 (c)      1.39      1.25
Portfolio Turnover Rate (%)...............            1 (c)        20        18
Average Commission Rate Paid(e)...........          --            --   $ 0.0599
Net Assets, End of Period (000)...........       $3,371       $35,045  $108,189
The Ratio of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense limitation described in
 Footnote (d) would have been (%).........         3.97 (c)      1.51      0.96

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       WESTPEAK GROWTH AND INCOME SERIES

                                       APRIL 30(a)    YEAR ENDED DECEMBER 31,
                                           TO         -------------------------
                                    DECEMBER 31, 1993  1994     1995     1996
                                    ----------------- -------  -------  -------
Net Asset Value, Beginning of the
 Period...........................       $100.00      $112.32  $109.03  $141.31
                                         -------      -------  -------  -------
Income From Investment Operations
Net Investment Income.............          0.92         1.90     1.77     1.78
Net Gains or Losses on Investments
 (both realized and unrealized)...         13.33        (3.25)   37.91    23.69
                                         -------      -------  -------  -------
Total From Investment Operations..         14.25        (1.35)   39.68    25.47
                                         -------      -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................         (0.92)       (1.92)   (1.71)   (1.82)
Distributions From Net Realized
 Capital Gains....................         (1.00)        0.00    (5.69)  (13.19)
Distributions In Excess of Net
 Realized Capital Gains...........         (0.01)        0.00     0.00     0.00
Distributions From Paid In
 Capital..........................          0.00        (0.02)    0.00     0.00
                                         -------      -------  -------  -------
    Total Distributions...........         (1.93)       (1.94)   (7.40)  (15.01)
                                         -------      -------  -------  -------
Net Asset Value, End of the
 Period...........................       $112.32      $109.03  $141.31  $151.77
                                         =======      =======  =======  =======
Total Return (%)..................         14.24 (b)    (1.21)   36.46    18.10
Ratio of Operating Expenses to
 Average Net Assets (%)(d)........          0.85 (c)     0.85     0.85     0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........          2.16 (c)     2.30     1.63     1.40
Portfolio Turnover Rate (%).......            49 (c)      133       92      104
Average Commission Rate Paid(e)...           --           --       --   $0.0344
Net Assets, End of Period (000)...       $ 9,082      $22,934  $48,129  $82,330
The Ratio of Expenses to Average
 Net Assets without giving effect
 to the voluntary expense limita-
 tion described in Footnote (d)
 would have
 been (%).........................          0.94 (c)     0.86     1.06     0.91

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, the Series' adviser voluntarily agreed to bear the Series' expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                          WESTPEAK STOCK INDEX SERIES

                                                       YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------
                          MAR. 30(a)
                              TO
                           DEC. 31,
                             1987     1988     1989     1990     1991     1992     1993*    1994     1995     1996
                          ---------- -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of the Year..   $100.00   $ 84.74  $ 94.36  $117.36  $108.49  $137.39  $ 72.00  $ 76.48  $ 75.35  $100.09
                           -------   -------  -------  -------  -------  -------  -------  -------  -------  -------
Income From Investment
 Operations
Net Investment Income...      2.44      3.48     3.55     3.76     3.56     8.35     1.54     1.80     1.88     1.91
Net Gains or Losses on
 Investments (both
 realized and
 unrealized)............    (15.06)    10.39    24.83    (8.64)   29.29     2.02     5.18    (0.92)   25.89    20.58
                           -------   -------  -------  -------  -------  -------  -------  -------  -------  -------
Total From Investment
 Operations.............    (12.62)    13.87    28.38    (4.88)   32.85    10.37     6.72     0.88    27.77    22.49
                           -------   -------  -------  -------  -------  -------  -------  -------  -------  -------
Less distributions
Distributions From Net
 Investment Income......     (2.23)    (3.44)   (3.74)   (3.82)   (3.56)   (8.35)   (1.36)   (1.82)   (1.85)   (1.93)
Distributions in Excess
 of Net Investment
 Income.................                                           0.00     0.00    (0.18)    0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.     (0.41)    (0.81)   (1.64)    0.00    (0.39)  (67.41)   (0.55)   (0.16)   (1.18)   (1.03)
Distributions in Excess
 of Net Realized Capital
 Gains..................      0.00      0.00     0.00     0.00     0.00     0.00    (0.15)    0.00     0.00     0.00
Distributions From Paid-
 in Capital.............      0.00      0.00     0.00    (0.17)    0.00     0.00     0.00    (0.03)    0.00     0.00
                           -------   -------  -------  -------  -------  -------  -------  -------  -------  -------
    Total Distributions.     (2.64)    (4.25)   (5.38)   (3.99)   (3.95)  (75.76)   (2.24)   (2.01)   (3.03)   (2.96)
                           -------   -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 the Year...............   $ 84.74   $ 94.36  $117.36  $108.49  $137.39  $ 72.00  $ 76.48  $ 75.35  $100.09  $119.62
                           =======   =======  =======  =======  =======  =======  =======  =======  =======  =======
Total Return (%)........     (12.2)     16.3     30.2     (4.1)    30.4     7.30     9.72     1.14    36.88    22.47
Ratio of Operating
 Expenses to Average Net
 Assets(%)..............      0.31      0.36     0.34     0.36     0.36     0.35     0.34     0.33     0.40     0.40
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      3.36      3.92     3.31     3.36     2.86     2.63     2.52     2.59     2.20     1.84
Portfolio Turnover Rate
 (%)....................        31         4       52        1        2       17       12        2        5        4
Average Commission Rate
 Paid(c)................       --        --       --       --       --       --       --       --       --   $0.0309
Net Assets, End of
 Period (000)...........   $ 9,002   $11,073  $15,501  $15,122  $20,496  $10,172  $28,817  $37,164  $58,671  $80,764
The ratio of expenses
 without giving effect
 to the voluntary
 expense limitations
 described in Footnote
 (b) would have been....       --        --       --       --       --       --       --       --      0.54     0.50

--------
 * Westpeak Investment Advisors, L.P. assumed responsibility for managing the Series' portfolio on August 1, 1993.

(a) Commencement of operations.

(b) During the periods presented, the Series' adviser voluntarily agreed to bear the Series' expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series' average daily net assets.

(c) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                         LOOMIS SAYLES BALANCED SERIES

                                                                YEAR ENDED
                                              OCTOBER 31(a)    DECEMBER 31,
                                                   TO         ----------------
                                            DECEMBER 31, 1994  1995     1996
                                            ----------------- -------  -------
Net Asset Value, Beginning of Period.......      $10.00       $  9.94  $ 11.95
                                                 ------       -------  -------
Income From Investment Operations
Net Investment Income......................        0.05          0.26     0.27
Net Gains or Losses on Investments (both
 realized and unrealized)..................       (0.06)         2.20     1.73
                                                 ------       -------  -------
Total From Investment Operations...........       (0.01)         2.46     2.00
Less Distributions
Distributions From Net Investment Income...       (0.05)        (0.26)   (0.27)
Distributions in Excess of Net Realized
 Capital Gains.............................        0.00         (0.19)   (0.13)
                                                 ------       -------  -------
    Total Distributions....................       (0.05)        (0.45)   (0.40)
                                                 ------       -------  -------
Net Asset Value, End of the Period.........      $ 9.94       $ 11.95  $ 13.55
                                                 ======       =======  =======
Total Return (%)...........................       (0.10)(b)     24.79    16.91
Ratio of Operating Expenses to Average Net
 Assets (%)(d).............................        0.85 (c)      0.85     0.85
Ratio of Net Investment Income to Average
 Net Assets (%)............................        4.16 (c)      4.03     3.08
Portfolio Turnover Rate (%)................           0 (c)        72       59
Average Commission Rate Paid(e)............         --            --   $0.0594
Net Assets, End of Period (000)............      $2,722       $18,823  $58,525
The Ratio of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense limitation described in
 Footnote (d) would have been (%)..........        3.73 (c)      1.85     0.99

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       BACK BAY ADVISORS MANAGED SERIES

                                                          YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------------
                            MAY 1(a)
                               TO
                          DEC. 31,1987  1988     1989     1990     1991     1992      1993      1994      1995      1996
                          ------------ -------  -------  -------  -------  -------  --------  --------  --------  --------
Net Asset Value,
 Beginning of the Year..    $100.00    $ 96.62  $100.17  $114.65  $112.79  $127.87  $ 130.26  $ 137.18  $ 130.30  $ 163.52
                            -------    -------  -------  -------  -------  -------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income...       2.80       5.13     4.31     5.47     6.41    5.145      4.35      5.42      6.34      6.43
Net Gains or Losses on
 Investments (both
 realized and
 unrealized)............      (3.45)      4.04    14.77    (1.81)   16.23     3.45      9.58     (6.92)    34.33     18.21
                            -------    -------  -------  -------  -------  -------  --------  --------  --------  --------
Total From Investment
 Operations.............      (0.65)      9.17    19.08     3.66    22.64     8.59     13.93     (1.50)    40.67     24.64
                            -------    -------  -------  -------  -------  -------  --------  --------  --------  --------
Less distributions
Distributions From Net
 Investment Income......      (2.73)     (5.24)   (4.22)   (5.38)   (6.41)   (5.13)    (4.36)    (5.38)    (6.34)    (6.34)
Distributions in Excess
 of Net Investment
 Income.................        --         --       --       --      0.00     0.00      0.00      0.00     (0.23)     0.00
Distributions From Net
 Realized Capital Gains.       0.00      (0.38)   (0.38)    0.00    (1.15)   (1.07)    (2.65)     0.00     (0.88)   (11.45)
Distributions From Paid-
 in Capital.............       0.00       0.00     0.00    (0.14)    0.00     0.00      0.00      0.00      0.00      0.00
                            -------    -------  -------  -------  -------  -------  --------  --------  --------  --------
  Total Distributions...      (2.73)     (5.62)   (4.60)   (5.52)   (7.56)   (6.20)    (7.01)    (5.38)    (7.45)   (17.79)
                            -------    -------  -------  -------  -------  -------  --------  --------  --------  --------
Net Asset Value, End of
 the Year...............    $ 96.62    $100.17  $114.65  $112.79  $127.87  $130.26  $ 137.18  $ 130.30  $ 163.52  $ 170.37
                            =======    =======  =======  =======  =======  =======  ========  ========  ========  ========
Total Return (%)........       (0.7)       9.5     19.1      3.2     20.2     6.70     10.65     (1.11)    31.26     15.01
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.66       0.64     0.57     0.57     0.55     0.54      0.53      0.54      0.64      0.62
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       4.96       5.88     5.29     5.58     5.45     5.32      3.65      3.98      4.06      3.64
Portfolio Turnover
 Rate (%)...............          1          1        1        1       36       36        22        76        51        72
Average Commission Rate
 Paid(b)................        --         --       --       --       --       --        --        --        --   $ 0.0318
Net Assets, End of
 Period (000)...........    $ 7,694    $10,806  $23,622  $36,563  $49,995  $77,575  $121,339  $121,877  $147,536  $160,888

--------
(a) Commencement of operations.

(b) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                                        YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------
                           1987     1988     1989     1990     1991     1992     1993*      1994      1995      1996
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
Net Asset Value, Begin-
 ning of the Year.......  $123.45  $ 95.47  $ 92.75  $ 97.23  $ 97.61  $103.44  $ 103.47  $ 106.14  $  95.53  $ 108.67
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income...     8.97     8.52     8.58     8.49     8.53     7.96      5.70      7.05      7.34      7.72
Net Gains or Losses on
 Investments (both
 realized and
 unrealized)............    (7.14)   (0.54)    2.81    (0.65)    8.90     0.51      7.38    (10.61)    12.85     (2.70)
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
Total From Investment
 Operations.............     1.83     7.98    11.39     7.84    17.43     8.47     13.08     (3.56)    20.19      5.02
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
Less distributions
Distributions From Net
 Investment Income......   (18.71)  (10.70)   (6.91)   (7.46)   (9.47)   (6.87)    (6.20)    (7.05)    (7.05)    (7.74)
Distributions in Excess
 of Net Investment In-
 come...................     0.00     0.00     0.00     0.00     0.00     0.00     (0.05)     0.00      0.00      0.00
Distributions From Net
 Realized Capital Gains.   (11.10)    0.00     0.00     0.00    (2.13)   (1.57)    (4.16)     0.00      0.00     (0.32)
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
   Total Distributions..   (29.81)  (10.70)   (6.91)   (7.46)  (11.60)   (8.44)   (10.41)    (7.05)    (7.05)    (8.06)
                          -------  -------  -------  -------  -------  -------  --------  --------  --------  --------
Net Asset Value, End of
 the Year...............  $ 95.47  $ 92.75  $ 97.23  $ 97.61  $103.44  $103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63
                          =======  =======  =======  =======  =======  =======  ========  ========  ========  ========
Total Return (%)........      1.4      8.4     12.3      8.1     18.0     8.18     12.61     (3.36)    21.20      4.61
Ratio of Operating Ex-
 penses to Average Net
 Assets (%).............     0.45     0.47     0.45     0.46     0.45     0.44      0.43      0.44      0.55      0.52
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     8.65     8.50     8.62     8.57     8.27     7.70      6.47      6.75      7.22      7.22
Portfolio Turnover Rate
 (%)....................      331      104       69      106      193       71       177        82        73        98
Net Assets, End of
 Period (000)...........  $17,449  $15,750  $26,156  $40,631  $49,369  $83,057  $131,242  $126,234  $162,712  $180,359

--------
* As of January 1, 1993, the Bond Income Series discontinued the use of equalization accounting.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                                      YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
                           1987     1988     1989     1990     1991     1992     1993     1994     1995      1996
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Net Asset Value, Begin-
 ning of the Year.......  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $ 100.00
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Income From Investment
 Operations
Net Investment Income...     6.33     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50      4.99
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Total From Investment
 Operations.............     6.32     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50      4.99
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Less Distributions
Distributions From Net
 Investment Income......    (6.32)   (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)    (4.99)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
    Total Distributions.    (6.32)   (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)    (4.99)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Net Asset Value, End of
 the Year...............  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00    100.00
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ========
Total Return (%)........      6.6      7.4      9.2      8.2      6.2     3.79     2.97     4.01     5.64      5.11
Ratio of Operating
 Expenses to Average Net
 Assets (%) (a).........     0.38     0.38     0.38     0.38     0.38     0.38     0.38     0.40     0.50      0.50
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     6.37     7.26     8.85     7.87     6.01     3.71     2.93     3.89     5.50      4.99
Net Assets, End of Pe-
 riod (000).............  $33,047  $38,929  $42,678  $60,071  $58,614  $61,607  $59,044  $73,960  $90,148  $116.999
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitations
 described in Footnote
 (a) would have been....      --       --       --       --       --       --       --       --      0.51      0.50

--------

(a) During the periods presented, the Series' adviser voluntarily agreed to bear expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

                                   THE FUND

  The Fund is a diversified, open-end management investment company organized in 1987 as a Massachusetts business trust under the laws of Massachusetts. The Fund is a series type company with fourteen investment portfolios, twelve of which are contained herein: the Loomis Sayles Small Cap Series, the Morgan Stanley International Magnum Equity Series, the Alger Equity Growth Series, the Capital Growth Series, the Loomis Sayles Avanti Growth Series, the Davis Venture Value Series, the Westpeak Growth and Income Series, the Westpeak Stock Index Series, the Loomis Sayles Balanced Series, the Back Bay Advisors Managed Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series.

  Shares in the Fund are not offered directly to the general public and, currently, are available only to separate accounts established by New England Life Insurance Company ("NELICO"), Metropolitan Life Insurance Company ("MetLife") or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all Series may be available to all separate accounts. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

  Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Series' subadviser, manages the Series by investing primarily in stocks of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

  Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

  The Morgan Stanley International Magnum Equity Series seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights or warrants to purchase common stocks and other equity securities of non-U.S. issuers, in accordance with the EAFE country (as defined below) weightings determined by Morgan Stanley Asset Management Inc. ("MSAM"), the Series' subadviser. The production of any current income is incidental to this objective. The equity securities in which the Series may invest may be denominated in any currency.

  The countries in which the Series will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  Although the Series intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Series may invest without limit in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

  MSAM's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, MSAM develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, MSAM then selects equity securities among issuers of a region.

  MSAM's approach in selecting among equity securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. MSAM identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, MSAM utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the subadviser located in Geneva, Switzerland. The Series' holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to MSAM's investment criteria. Equity securities which no longer conform to such investment criteria will be sold. See "Investment Risks--Foreign Securities" below.

ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

  The Series' subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85% of its net assets in equity securities and at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

  The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

  The Series may also hold up to 15% of its net assets in money market instruments and repurchase agreements, purchase restricted securities (including Rule 144A securities [Rule 144A securities are privately offered securities that can be resold only to certain institutional buyers]) and enter into short sales "against the box."

  The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

CAPITAL GROWTH SERIES

  The Capital Growth Series, which is advised by Capital Growth Management Limited Partnership ("CGM"), seeks long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. Most of the Series' investments are normally in common stocks, although the Series may invest in any type of equity securities. Equity securities are common stocks and securities convertible into common stocks. The Series does not consider current income as a significant factor in selecting its investments. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media.

LOOMIS SAYLES AVANTI GROWTH SERIES

  The Loomis Sayles Avanti Growth Series seeks long-term growth of capital. The Series ordinarily invests substantially all of its assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion). The Series may invest a limited portion of its assets in securities of foreign issuers. See "Investment Risks--Foreign Securities" below.

  Loomis Sayles, the Series' subadviser, selects investments based upon fundamental research and analysis of individual companies and industries. The subadviser selects investments for the Series based on qualitative and quantitative criteria including, among others, industry dominance and competitive position, consistent earnings growth, a history of high profitability, the subadviser's expectation of continued high profitability and overall financial strength, although not every investment will have all of these characteristics.

  The Series may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities.

DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series' investment objective is growth of capital. The Series' subadviser is Davis Selected Advisers, L.P. ("Davis Selected").

  The Series will primarily invest in domestic common stocks that Davis Selected believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million. It may also invest in issues with smaller capitalizations.

  The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers.

  The Series may write covered call options on its portfolio securities, but currently intends to invest in such options only to the extent that less than 5% of its net assets would be subject to the options.

  The Series may lend securities it owns so long as such loans do not exceed 5% of the Series' net assets.

WESTPEAK GROWTH AND INCOME SERIES

  The Series, for which Westpeak Investment Advisors, L.P. ("Westpeak") acts as subadviser, seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Series will ordinarily invest substantially all its assets in equity securities.

  The Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement.

WESTPEAK STOCK INDEX SERIES

  The Series, for which Westpeak acts as subadviser, seeks to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series seeks to achieve this investment objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

  The S&P 500 Index fluctuates with changes in the market value of the stocks included in the S&P 500 Index. An investment in the Series involves risks similar to the risks of investing directly in the stocks included in the S&P 500 Index.

  The Series seeks to duplicate the composite price and yield performance of the S&P 500 Index at lower cost, without investing in all of the 500 stocks included in the S&P 500 Index by selecting stocks having a combination of characteristics similar to the omitted stocks and, in order to minimize "tracking error," adjusting the proportions of the stocks included in the

Series' portfolio relative to each stock's weighting in the S&P 500 Index. ("Tracking error" is a statistical measure of the difference between the investment results of the Series, before taking into account the Series' expenses, and the investment results of the S&P 500 Index.)

  Westpeak expects that, depending on its size, the Westpeak Stock Index Series will ordinarily invest in approximately 300 of the 500 stocks included in the S&P 500 Index. From time to time and over any period of time, this number may be significantly higher or lower, depending on the size of the Series and on Westpeak's judgment as to the appropriate number of stocks in which to invest in order to approximate the composite price and yield performance of the S&P 500 Index. In the future, however, the Series may, without shareholder approval, select a stock index other than the S&P 500 Index as the standard of comparison for the Series' investments, or discontinue the practice of using a stock index as the standard of comparison for the common stock portion of the Series' portfolio. The Series may also engage in futures transactions to reduce tracking error. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement.

LOOMIS SAYLES BALANCED SERIES

  The Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Series, for which Loomis Sayles acts as subadviser, is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on Loomis Sayles' view of the economic and investment outlook. Most of the Series' investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, stripped mortgage securities (see "STRIPs" in the Statement) and inverse floaters, subject to a limit of 5% of the Series' assets for each of these instruments. The Series may invest in securities rated BB or Ba or lower by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P") or Moody's Investors Service, Inc. ("Moody's") (or in unrated securities that Loomis Sayles determines to be of comparable quality). During the fiscal year ended December 31, 1996, 2.7% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level. The Series invests at least 25% of its assets in fixed-income senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities. See "Investment Risks--Foreign Securities" below.

BACK BAY ADVISORS MANAGED SERIES

  The investment objective of the Back Bay Advisors Managed Series is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed-income securities. These investments will be made in proportions that Back Bay Advisors, L.P. ("Back Bay Advisors"), the Series' subadviser, deems appropriate for an investor who wishes to invest in a portfolio containing a diversified mix of assets.

  It is expected that more often than not the investment portfolio of the Series will contain a higher proportion of common stocks than of notes and bonds, and a higher proportion of notes and bonds than of money market instruments. However, Back Bay Advisors will make variations in the proportions of each investment category in accordance with its assessment of the outlook for the economy and the financial markets and its judgment about the relative attractiveness of each asset type in light of economic conditions. The Series may also engage in futures transactions to manage its portfolio exposure to the risks of investment in common stocks or notes and bonds. The Series will engage in futures transactions only to the extent allowed by state law and regulations. See "Investment Risks--Futures and Other Hedging Transactions" below and "Futures" in the Statement.

  The investment practices with respect to the common stock portion of the Series center upon selecting a portfolio of securities, drawn from the S&P 500, which taken as a group can be characterized as high capitalization growth issues. A proprietary quantitative model is used to achieve an industry sector-neutral investment approach. In addition, as conditions warrant, a portion of the stock portfolio may be invested in "value" situations, as identified by Back Bay Advisors' quantitative model. In the future, however, the Series may, without shareholder approval, select a stock index other than the S&P 500 Index as the standard of comparison for the Series' common stock investments, or discontinue the practice of using a stock index as the standard of comparison for the common stock portion of the Series' portfolio. The Series may invest a limited portion of its assets in securities of foreign issuers and may invest in convertible securities. See "Investment Risks-- Foreign Securities" below.

  The fixed-income portion of the Series' portfolio will be invested in bonds of the types in which the Back Bay Advisors Bond Income Series is permitted to invest. These may include securities rated BB or lower by S&P or Ba or lower by Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors), are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will acquire no security rated below BB or Ba (or unrated but determined to be of comparable quality by Back Bay Advisors). If a security held by the Series is downgraded below BB or Ba, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions. During the fiscal year ended December 31, 1996, 12.7% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level.

BACK BAY ADVISORS BOND INCOME SERIES

  The investment objective of the Series is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds. In general, fixed-income securities, such as the bonds in which the Series may invest, are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Series may also invest in convertible securities. See "Investment Risks--Convertible Securities" below.

  At least 80% of the Series' assets will consist of securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or unrated but determined by Back Bay Advisors, the Series' subadviser, to be of comparable quality to securities in those rating categories. The Series may not invest more than 10% of its total net assets in obligations of foreign issuers. The Series will invest in these securities only when Back Bay Advisors believes the associated risks are minimal. See "Investment Risks--Foreign Securities" below.

  Up to 20% of the Series' assets may be invested in securities rated BB or Ba or lower (or in unrated securities that Back Bay Advisors determines to be of comparable quality). During the fiscal year ended December 31, 1996, 19.5% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level. Securities rated BB or lower by S&P or Ba or lower by Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will acquire no security rated below BB or Ba (or unrated but determined to be of comparable quality by Back Bay Advisors). If a security held by the Series is downgraded below BB or Ba, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions.

  The average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Series seeks the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments including: (1) obligations backed by the full faith and credit of the United States Government, such as bills, notes and bonds issued by the U.S. Treasury or by such government agencies as the Farmers' Home Administration or the Small Business Administration; (2) other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities, such as obligations of the Tennessee Valley Authority, Federal Land Banks and FNMA (together with full faith and credit obligations, "U.S. Government Securities"); (3) commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's or, if unrated, of comparable quality as determined by Back Bay Advisors, the Series' subadviser, under guidelines approved by the Fund's Trustees; (4) repurchase agreements relating to any of the above and
(5) obligations of banks or savings and loan associations (such as bankers' acceptances and certificates of deposit, including Eurodollar obligations of foreign branches of U.S. banks and dollar denominated obligations of U.S. and United Kingdom branches of foreign banks) whose net assets exceed $100,000,000;

  The Series may invest up to 100% of its assets in certificates of deposit, bankers' acceptances and other bank obligations.

  All the Series' money market instruments mature in less than 397 days and its dollar-weighted average portfolio maturity is 90 days or less. The Series calculates the maturity of repurchase agreements by reference to the repurchase date, not by reference to the maturity of the underlying security.

  By investing only in high quality, short-term securities, the Series seeks to minimize credit risk and market risk. Credit risk is the risk that the obligor will default in the payment of principal and/or interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Series. If the other party defaults on that obligation, the Series may face various delays and risks of loss. Market risk is the risk that the market value of the securities will change as a result of changes in market rates of interest. The Series expects that those changes will be relatively small and that the Series will be able to maintain the net asset value of its shares at a constant level of $100, although this cannot be assured.

  The Eurodollar obligations of foreign branches of U.S. banks and U.S. and United Kingdom branches of foreign banks in which the Series may invest may be subject to certain risks which do not apply to investments in obligations of domestic branches of U.S. banks. These risks may relate to foreign economic, political and legal developments and to the fact that foreign banks and foreign branches of U.S. banks may be subject to different regulatory requirements.

ADDITIONAL INFORMATION

  Except for the investment objective of the Loomis Sayles Small Cap, Capital Growth, Loomis Sayles Avanti Growth, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, or except as otherwise explicitly stated in this Prospectus or the Statement, each Series' investment policies may be changed at any time without shareholder approval.

  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock).

  The Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Loomis Sayles Avanti Growth, Davis Venture Value, Westpeak Growth and Income and Westpeak Stock Index Series seek to attain their objectives by normally investing their assets primarily in equity securities. When the particular Series' adviser or subadviser deems it appropriate, however, any of these Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments, bankers acceptances and repurchase agreements. In addition, the Morgan Stanley International Magnum Equity Series may invest temporarily in foreign government, agency or corporate debt obligations and any other instruments denominated in any currency issued by international development agencies. No estimate can be made as to when or for how long any Series will employ defensive strategies.

                               INVESTMENT RISKS

 . EQUITY SECURITIES (LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, WESTPEAK STOCK INDEX, LOOMIS SAYLES BALANCED AND BACK BAY ADVISORS MANAGED SERIES)

Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

 . CONVERTIBLE SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, LOOMIS SAYLES AVANTI GROWTH, LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

Convertible securities include debt securities or preferred stock that are convertible into stock as well as other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. Convertible debt and preferred stock usually provide a higher yield than the underlying equity securities, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Loomis Sayles Avanti Growth Series will purchase only convertible debt securities and convertible preferred stock that have been rated investment grade at the time of acquisition by at least one major rating agency or that are not rated but are determined to be of comparable quality by the Series' subadviser.

 . FIXED-INCOME SECURITIES (ALL SERIES)

Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Series would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Series may realize a capital loss on its investment if the security was purchased at a premium and a Series may be forced to replace the called security with a lower yielding security.

The short-term and medium-term fixed-income securities in which the Morgan Stanley International Magnum Equity Series may invest consists of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member states of the OECD, including the United States, denominated in any currency; (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member states of the OECD, including the United States, meeting the Series' credit quality standards, provided that no more than 20% of the Series' assets is invested in any one of such issues. The short-term and medium-term securities in which the Series may invest will be rated investment grade, or if unrated, determined to be of comparable quality by MSAM.

Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause a Series' net asset value to increase or decrease.

 . LOWER RATED FIXED-INCOME SECURITIES (LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the Series' subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Appendix A--Ratings of Securities."

 . MORTGAGE-RELATED SECURITIES (LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Series purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Series purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Series, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities. However, because of the prepayment feature, the value of mortgage-backed securities may not increase as much as other fixed-income securities when interest rates decline.

 . COLLATERALIZED MORTGAGE OBLIGATIONS (LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

A collateralized mortgage obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

 . ADJUSTABLE RATE MORTGAGE SECURITIES (LOOMIS SAYLES BALANCED SERIES)

An adjustable rate mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

 . ASSET BACKED SECURITIES (LOOMIS SAYLES BALANCED SERIES)

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Series will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Series' ability to maintain a portfolio which includes high-yielding asset backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Series will only invest in asset backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the subadviser, are of comparable quality.

 . INVERSE FLOATERS (LOOMIS SAYLES BALANCED SERIES)

The Series listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes, at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series invest (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid.

 . REPURCHASE AGREEMENTS (ALL SERIES)

In a repurchase agreement, a Series buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the Series fails to repurchase the securities, the Series has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Series to the seller, collateralized by securities that are the subject of the agreement. Repurchase agreements afford an opportunity for a Series to earn a return on available cash at relatively low market risk, although the Series may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

 . WRITING OPTIONS (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY AND DAVIS VENTURE VALUE SERIES)

A Series may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market. A Series receives a premium from writing a call or put option, which increases the Series' current return if the option expires unexercised or is closed out at a net profit. A put option gives the purchaser of the option, upon payment of the premium, the right to sell, and the writer of the obligation the right to buy, the underlying security at the exercise price. A call option gives the purchaser of the option, upon payment of the premium, the right to buy, and the seller the obligation to sell, the underlying security at the exercise price.

At times when a Series has written call options on a substantial portion of its portfolio, the Series' ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities underlying the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Series' current return. Accordingly, a Series may seek to realize capital gains to offset realized losses by selling securities.

As described in the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. A Series will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Series has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" below.

 . FUTURES AND OTHER HEDGING TRANSACTIONS (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, WESTPEAK STOCK INDEX, LOOMIS SAYLES BALANCED AND BACK BAY ADVISORS MANAGED SERIES)

Futures contracts are exchange-traded obligations to buy or sell a particular commodity on a specified future date (or to pay or receive amounts based on the value of a securities index or currency on that date).

The use of futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of a Series could create the possibility that losses on the futures contracts are greater than gains in the value of the Series' position. In addition, futures markets could be illiquid in some circumstances. As a result, in certain markets, a Series might not be able to close out a transaction without incurring substantial losses. Although a Series' use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Series that might result from an increase in value of the position. The daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Each of the Series listed above may, in the discretion of its subadviser, engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Series portfolio holdings are denominated or quoted.

For hedging purposes, each of these Series may also buy put or call options on securities that it holds or intends to buy. In addition to engaging in options transactions on established exchanges, a Series may purchase over-the-counter options from brokerage firms and other financial institutions.

Each of these Series may invest in options and futures contracts on various securities indices to hedge against changes in the value of securities it holds or expects to acquire. These Series may also invest in options on index futures.

No Series will invest more than 5% of its net assets in futures or premiums for options on futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when a Series becomes obligated under a hedging instrument. There is no assurance that a Series' hedging strategies will be effective. These strategies involve costs and the risk of loss to the Series. See the Statement for more information.

 . SWAPS (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

The Morgan Stanley International Magnum Equity Series may enter into interest rate, currency and index swaps. The Series will enter these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Series will maintain cash and/or cash equivalents in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Series and a swap counterparty enter as principals, the Series may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

 . FOREIGN SECURITIES (LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

Each of the Series listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities"). In the case of the Loomis Sayles Small Cap, Back Bay Advisors Bond Income, Loomis Sayles Avanti Growth and Salomon Brothers U.S. Government Series, the Series will not purchase a foreign security if, as a result, the Series' holdings of foreign securities would exceed 20% (10% in the case of the Back Bay Advisors Bond Income Series) of the Series' total assets.

Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Each Series may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

 . WHEN-ISSUED SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH AND DAVIS VENTURE VALUE)

If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery. The Series will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

 . INVESTMENT COMPANY SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, WESTPEAK STOCK INDEX AND BACK BAY ADVISORS MANAGED SERIES)

Each of the Series listed above may invest up to 10% of its assets in securities of other investment companies ("funds"), including funds that are advised by a subadviser to the Series. Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries by purchasing shares of another fund that is permitted to invest in such countries, which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' adviser or subadviser desires to make only a relatively small investment in a particular country, investing through a fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. The Davis Venture Value Series may only invest in securities of investment companies investing primarily in foreign securities.

 . LENDING OF PORTFOLIO SECURITIES (ALGER EQUITY GROWTH, CAPITAL GROWTH, DAVIS VENTURE VALUE, MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, WESTPEAK STOCK INDEX, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

To the extent that any of the above-listed Series lend that Series' portfolio securities, such lending must be fully collateralized by cash, letters of credit or U.S. Government Securities at all times, but involves some credit risk to the Series if the other party should default on its obligations and the Series is delayed in or prevented from recovering the collateral.

 . SHORT SALES "AGAINST THE BOX" (ALGER EQUITY GROWTH AND MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Alger Equity Growth and the Morgan Stanley International Magnum Equity Series may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

 . ILLIQUID SECURITIES (ALL SERIES)

Each Series may invest up to 15% of its assets (10% in the case of the Back Bay Advisors Money Market Series) in "illiquid securities," that is, securities which are not readily resalable, including securities whose disposition is restricted by federal securities laws. The Series may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Series' adviser or subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid.

 . ZERO COUPON SECURITIES (LOOMIS SAYLES BALANCED, BACK BAY ADVISORS MANAGED AND BACK BAY ADVISORS BOND INCOME SERIES)

Each Series listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

PORTFOLIO TURNOVER

  Portfolio turnover is not a limiting factor with respect to investment decisions for any Series. For example, although the Capital Growth Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Series. For additional information about such costs see "Taxes" and "Management" below and "Portfolio Transactions and Brokerage" in the Statement. For information about the past portfolio turnover rates of all the Series (other than the Back Bay Advisors Money Market Series), see "Financial Highlights" above. Turnover in excess of 100% involves higher levels of brokerage commissions and possibly increased realization of taxable gains, as compared to many mutual funds.

RESOLVING MATERIAL CONFLICTS

  Currently, shares in the Fund are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

  A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Insurance companies investing in the Fund will be responsible for proposing and executing any necessary remedial action and the Board of Trustees has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                            PERFORMANCE INFORMATION

  Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Series is based on that Series' past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance or variable annuity products and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Where relevant, performance information about those variable life insurance or variable annuity products is contained in the prospectus applicable to those products.

  Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") (which merged into MetLife on August 30, 1996) or TNE Advisers, Inc. pursuant to various arrangements that are described below under "Management." If these arrangements had not been in effect, each Series' total return would have been lower.

                                 TOTAL RETURN

                                                                                                              AVERAGE
                                                                                                    AVERAGE    ANNUAL
                                                                                                    ANNUAL     TOTAL
                                                                                                     TOTAL     RETURN
                                                                                                    RETURN    FOR THE
                                                                                                  FOR THE TEN   FIVE
                                    YEAR ENDED DECEMBER 31,                                          YEARS     YEARS
                      --------------------------------------------------------------------------    ENDING     ENDING
SERIES                1987       1988   1989  1990   1991  1992   1993     1994      1995  1996    12/31/96   12/31/96
------                -----      ----   ----  ----   ----  ----   ----     ----      ----  -----  ----------- --------
Loomis Sayles
 Small Cap
 Series(1)            --         --     --    --     --    --     --       (3.2)%(1) 28.9% 30.7 %    --         --
Morgan Stanley
 International
 Magnum Equity
 Series(2)            --         --     --    --     --    --     --        2.6 %(3)  6.0%  6.7 %    --         --
Alger Equity
 Growth Series        --         --     --    --     --    --     --       (4.2)%(3) 48.8% 13.2 %    --         --
Capital Growth
 Series                52.7 %    (8.8)% 30.8% (3.5)% 54.0% (6.1)% 15.0%    (7.1)%    38.0% 21.1 %    16.3%      10.9%
Loomis Sayles
 Avanti Growth
 Series(5)            --         --     --    --     --    --     14.7%(5) (0.3)%    30.4% 17.6 %    --         --
Davis Venture
 Value Series         --         --     --    --     --    --     --       (3.5)%(3) 39.3% 25.8 %    --         --
Westpeak Growth
 and Income
 Series               --         --     --    --     --    --     14.2%(6) (1.2)%    36.5% 18.1 %    --         --
Westpeak Stock
 Index Series(7)      (12.2)%(7) 16.3 % 30.2% (4.1)% 30.4%  7.3 %  9.7%     1.1 %    36.9% 22.5 %    --         14.8%
Loomis Sayles
 Balanced Series      --         --     --    --     --    --     --       (0.1)%(3) 24.8% 16.9 %    --         --
Back Bay
 Advisors
 Managed Series        (0.7)%(7)  9.5 % 19.1%  3.2 % 20.2%  6.7 % 10.7%    (1.1)%    31.3% 15.0 %    --         12.0%
Back Bay
 Advisors Bond
 Income Series          1.4 %     8.4 % 12.3%  8.1 % 18.0%  8.2 % 12.6%    (3.4)%    21.2%  4.6 %     8.9%       8.3%
Back Bay
 Advisors Money
 Market Series          6.6 %     7.4 %  9.2%  8.2 %  6.2%  3.8 %  3.0%     4.0 %     5.6%  5.1 %     5.9%       4.3%
S&P 500(9)              5.2 %    16.5 % 31.6% (3.1)% 30.3%  7.6 % 10.1%     1.3 %    37.4% 23.06%    15.3%      15.2%
Lehman
 Intermediate
 Government/Corporate
 Bond Index(10)         3.7 %     6.8 % 12.8%  9.2 % 14.6%  7.2 %  8.8%    (2.0)%    15.3%  4.1 %     7.9%       6.5%
Consumer Price
 Index(11)              4.4 %     4.4 %  4.7%  6.1 %  3.1%  2.9 %  2.8%     2.8 %     2.6%  3.3 %     3.7%       2.8%
Dow Jones
 Industrial
 Average(12)            5.5 %    16.1 % 32.2% (1.0)% 24.2%  7.4 % 16.9%     5.1 %    37.0% 28.9 %    16.7%      18.4%
                        AVERAGE
                        ANNUAL
                         TOTAL
                        RETURN
                         SINCE
                       COMMENCE-
                         MENT
                      OF OFFERING
                        THROUGH
SERIES                 12/31/96
------                ------------
Loomis Sayles
 Small Cap
 Series(1)               20.1%(1)
Morgan Stanley
 International
 Magnum Equity
 Series(2)                7.2%
Alger Equity
 Growth Series           24.7%
Capital Growth
 Series                  23.2%(4)
Loomis Sayles
 Avanti Growth
 Series(5)               16.5%(5)
Davis Venture
 Value Series            27.5%
Westpeak Growth
 and Income
 Series                  17.7%(6)
Westpeak Stock
 Index Series(7)         13.2%(8)
Loomis Sayles
 Balanced Series         19.0%
Back Bay
 Advisors
 Managed Series          11.4%(8)
Back Bay
 Advisors Bond
 Income Series           10.4%(4)
Back Bay
 Advisors Money
 Market Series            6.6%(4)
S&P 500(9)               --
Lehman
 Intermediate
 Government/Corporate
 Bond Index(10)          --
Consumer Price
 Index(11)               --
Dow Jones
 Industrial
 Average(12)             --

-------
 (1) For the period beginning May 2, 1994, when the Loomis Sayles Small Cap Series commenced operations, but did not become publicly available. Average annual total return for the period May 2, 1994 through December 31, 1994 is presented on an unannualized basis.
 (2)Effective May 1, 1997, MSAM began managing the Series, succeeding Draycott Partners, Ltd.

(3) Represents unannualized total return for the period beginning October 31, 1994 when the Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value and Loomis Sayles Balanced Series commenced operations.
(4) The Capital Growth Series, Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series commenced operations on August 26, 1983 and their Average Annual Total Returns From Commencement of Offering have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the Average Annual Total Returns Since Commencement of Offering have been calculated for the S&P 500, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).
(5) For the period beginning April 30, 1993, when the Loomis Sayles Avanti Growth Series became publicly available. The total return information is not annualized for the period ended December 31, 1993.
(6) For the period beginning April 30, 1993, when the Westpeak Growth and Income Series became publicly available. The total return information is not annualized for the period ended December 31, 1993.
(7) Operations commenced on March 30, 1987, but the Westpeak Stock Index Series and Back Bay Advisors Managed Series did not become publicly available until May 1, 1987. The total return information represents May 1, 1987 through December 31, 1987, unannualized.
(8) For the period beginning May 1, 1987 when the Back Bay Advisors Managed Series and Westpeak Stock Index Series became publicly available.
(9) The S&P 500 is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Investment results shown assume the reinvestment of dividends.
(10) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10, years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies, and another Lehman index that is composed of taxable, fixed rate, publicly-issued, investment grade, non-convertible corporate debt obligations.
(11) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services.
(12) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

YIELD

 Back Bay Advisors Money Market Series

  The Back Bay Advisors Money Market Series may advertise its yield and "effective" (or "compound") yield (and its total return). The yield of the Back Bay Advisors Money Market Series is the income earned by the Series over a seven-day period on an annualized basis, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. "Effective" (or "compound") yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Series' shares and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  For the seven-day period ended December 31, 1996, the yield for the Back Bay Advisors Money Market Series was 5.11%. The effective yield for the same period was 5.23%.

 Loomis Sayles Balanced and Back Bay Advisors Bond Income

  Each of the Series listed above may advertise its yield in addition to its total return. The yield will be computed in accordance with the SEC's standardized formula by dividing the net investment income per share earned during a recent 30-day period by the net asset value of a Series share (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of the period. Yield calculations will reflect any waiver of fees and/or bearing of expenses by The New England or TNE Advisers, Inc. and its affiliates.

MORGAN STANLEY ASSET MANAGEMENT PAST PERFORMANCE

  The data presented below under "Morgan Stanley International Magnum Composite" represent the composite average annual total return of four accounts managed by MSAM. These accounts include two separate accounts, one mutual fund and a pooled trust.

  The total returns shown below represent performance data furnished by MSAM. Each account represented in the Morgan Stanley International Magnum Composite has an investment objective substantially similar to that of the Series and was managed using styles and strategies substantially similar (although not necessarily identical) to those that will be employed by MSAM in managing the Series. The Morgan Stanley International Magnum Composite includes all the accounts with assets in excess of $25 million, managed by MSAM in a substantially similar style as the Series. The following information does not represent the Series' performance. The Series ' performance may be higher or lower than that shown below.

  Several of the accounts are not subject to the same types of expenses to which the Series is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Series by the Investment Company Act of 1940 or subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The performance numbers shown below might have been less favorable had all of the accounts been subject to regulation as investment companies under the relevant federal laws. Investors should not consider this performance data as an indication of future performance of the Morgan Stanley International Magnum Equity Series.

  The Morgan Stanley International Magnum Composite data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. The Morgan Stanley International Magnum Composite investment results are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley International Magnum Equity Series. Investors should also be aware that the use of methodology different from that used below to calculate performance could result in different performance data.

                          MORGAN STANLEY INTERNATIONAL LIPPER INTERNATIONAL
                                MAGNUM COMPOSITE        EQUITY FUND INDEX   MSCI EAFE INDEX
                          ---------------------------- -------------------- ---------------
Total Return for the One
 Year Ended December 31,
 1996...................             12.84%                   14.48%             6.05%
Average Annual Total
 Return Since Inception
 (June 1, 1995).........             12.77%                   13.15%             7.98%

  The Morgan Stanley International Magnum Composite has been adjusted to give effect to the annualized expenses projected for the Morgan Stanley International Magnum Equity Series. Pursuant to the Expense Deferral Agreement (described below) the Series expenses are expected to be 1.30% of the Series net assets.

  From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material.

                            INVESTMENT RESTRICTIONS

  The following is a description of restrictions on the investments to be made by the twelve Series. Except as specifically listed below, and except for restrictions marked with an asterisk, these restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Series.

INVESTMENT RESTRICTIONS APPLICABLE TO THE CAPITAL GROWTH, WESTPEAK STOCK INDEX, BACK BAY ADVISORS MANAGED, BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES

  Each of the Series listed above will not:

    (1) Purchase any securities (other than U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer; provided, however, that the Westpeak Stock Index Series and the Back Bay Advisors Managed Series may each invest more than 5% (but not more than 25%) of its total assets (taken at current value) in the securities of a single issuer if securities of any such issuer represent more than 5%, capitalization weighted, of the stock index that the Series attempts to track;

    (2) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. In the case of the Back Bay Advisors Money Market Series and Back Bay Advisors Managed Series, this restriction does not apply to bank obligations;

    (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (Any deposit or payment by the Westpeak Stock Index or Back Bay Advisors Managed Series of initial or maintenance margin in connection with futures contracts shall not be considered the purchase of a security on margin for the purposes of this restriction);

    (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;

    (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Back Bay Advisors Bond Income Series, the Capital Growth Series and the Back Bay Advisors Managed Series may make loans of their portfolio securities. (See "Loans of Portfolio Securities" above);

    (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

    (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;

    (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, each of the Back Bay Advisors Bond Income, Capital Growth and Back Bay Advisors Managed Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;

    (9) Make investments for the purpose of exercising control or management;

    (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Back Bay Advisors, CGM, Westpeak or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);

    (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, and except that the Back Bay Advisors Bond Income, the Capital Growth, Westpeak Stock Index and Back Bay Advisors Managed Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);

    (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts (except that the Westpeak Stock Index Series and the Back Bay Advisors Managed Series may buy or sell futures contracts on stock indexes and the Back Bay Advisors Managed Series may buy or sell interest rate futures contracts) or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;

    (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost).

  Restrictions (1) and (2) apply to securities subject to repurchase agreements but not to the repurchase agreements themselves.

  Each of the Series listed above will not purchase any illiquid security if, as a result, more than 15% (10% in the case of the Back Bay Advisors Money Market Series) of its net assets (taken at current value) would be invested in such securities.

INVESTMENT RESTRICTIONS APPLICABLE TO INDIVIDUAL SERIES

  In addition to the foregoing investment restrictions, the following investment restrictions are applicable to individual Series as noted below.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series will not:

    (1) Make loans, except by purchase of debt obligations in which the Series may invest consistently with its objective and investment policies. This restriction does not apply to repurchase agreements.

    (2) Write or purchase puts, calls or combinations thereof.

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series will not:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth above under "Investment Risks--Lending of Portfolio Securities" above;

    (2) Write or purchase puts, calls or a combination thereof, except that the Back Bay Advisors Bond Income Series may purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of, a unit offering involving other securities.

  In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets.

CAPITAL GROWTH SERIES; WESTPEAK STOCK INDEX SERIES

  Neither the Capital Growth Series nor the Westpeak Stock Index Series will:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

    (2) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

    (3) Write options or warrants.

  As a matter of operating policy subject to change without shareholder approval, the Capital Growth Series will not make loans of its portfolio securities. In order to comply with certain state requirements applicable to restriction (13) above, as a matter of operating policy subject to change without shareholder approval, neither the Capital Growth Series nor the Westpeak Stock Index Series will pledge more than 2% of its assets.

BACK BAY ADVISORS MANAGED SERIES

  The Back Bay Advisors Managed Series will not:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements, or by lending portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

    (2) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; provided, however, that the Back Bay Advisors Managed Series may, without regard to the foregoing percentage limit, purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of a unit offering involving, other securities.

  In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Back Bay Advisors Managed Series will not pledge more than 2% of its assets.

INVESTMENT RESTRICTIONS APPLICABLE TO THE LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES BALANCED SERIES

  Each of the Series listed above will not:

    *(1) With respect to 75% of the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Series' total assets (taken at current value) would then be invested in securities of a single issuer or, with respect to all of the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 10% of such assets would then be invested in securities of a single issuer;

    (2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

    *(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

    *(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

    (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

    *(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

    *(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

    *(8) Purchase or retain securities of any issuer if officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;

    (9) Make loans, except by entering into repurchase agreements (including reverse repurchase agreements) or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, or through the lending of the Series' portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

    (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Series may buy and sell futures contracts and related options. (This restriction does not prevent the Series from purchasing securities of companies investing in the foregoing);

    (11) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    *(12) Make investments for the purpose of exercising control or management;

    *(13) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities for a Series with that Series' adviser or subadviser or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

    *(14) Write, purchase or sell options or warrants or, in the case of the Loomis Sayles Small Cap Series, combinations of both, except that the Series may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities or securities indices, and (c) enter into currency forward contracts;

    *(15) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

    *(16) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the 1940 Act, the Series may not (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Series (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company; or

    (17) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Fund's Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

  For purposes of restriction (5), reverse repurchase agreements are not considered borrowings.

* Denotes investment restrictions which may be changed without shareholder approval.

VARIABLE CONTRACT RELATED INVESTMENT RESTRICTIONS

  Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with Regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements. State insurance laws and regulations may impose additional limitations on a Series' investments, including a Series' ability to borrow, lend, and use options, futures, and other derivative instruments. In addition, such laws and regulations may require that a Series' investments meet additional diversification or other requirements.

                                  MANAGEMENT

  The Fund's Board of Trustees supervises the affairs of the Fund as conducted by the Series' advisers and subadvisers. Pursuant to separate advisory agreements, and subject in each case to the supervision of the Fund's Board of Trustees, TNE Advisers, Inc. is the investment adviser of each of the Series except the Capital Growth Series, for which CGM serves as investment adviser.

SERIES ADVISED BY TNE ADVISERS, INC.

  With respect to each of the eleven Series for which TNE Advisers, Inc. serves as adviser, TNE Advisers, Inc. has sub-contracted day-to-day portfolio management responsibility to a sub-adviser as follows:

     SERIES                                 SUBADVISER
     ------                                 ----------
     Loomis Sayles Small Cap Series.......  Loomis, Sayles & Company, L.P.
     Morgan Stanley International Magnum    Morgan Stanley Asset Management Inc.
      Equity Series.......................
     Alger Equity Growth Series...........  Fred Alger Management, Inc.
     Loomis Sayles Avanti Growth Series...  Loomis, Sayles & Company, L.P.
     Davis Venture Value Series...........  Davis Selected Advisers, L.P.
     Westpeak Growth and Income Series....  Westpeak Investment Advisors, L.P.
     Westpeak Stock Index Series..........  Westpeak Investment Advisors, L.P.
     Loomis Sayles Balanced Series........  Loomis, Sayles & Company, L.P.
     Back Bay Advisors Managed Series.....  Back Bay Advisors, L.P.
     Back Bay Advisors Bond Income Series.  Back Bay Advisors, L.P.
     Back Bay Advisors Money Market Se-     Back Bay Advisors, L.P.
      ries................................

  TNE ADVISERS, INC. ("TNE ADVISERS") 501 Boylston Street, Boston, Massachusetts 02116, was organized in 1994. It is a wholly-owned subsidiary of NELICO. NELICO in turn is a wholly-owned subsidiary of MetLife. TNE Advisers oversees, evaluates and monitors the subadvisers' provision of investment advisory services to the Series and provides general business management and administration to the Series. TNE Advisers has contracted with New England Funds, L.P. to provide certain administrative services to support the Series.

  Subject to the supervision of TNE Advisers, each subadviser manages its Series in accordance with the Series' investment objectives and policies, makes investment decisions for those Series, places orders to purchase and sell securities for those Series and employs professional advisers and securities analysts who provide research services to those Series. The Series advised by TNE Advisers pay no direct fees to any of the subadvisers described below.

  Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of New England Investment Companies, L.P. ("NEIC"). The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEIC. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of MetLife, which also owns a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of eight Series of the Fund are wholly-owned subsidiaries of NEIC and an additional Series is advised by a majority-owned subsidiary (CGM) of NEIC. The subadvisers of the remaining five Series offered through this prospectus are not affiliated with MetLife or NEIC.

  LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES"), One Financial Center, Boston, Massachusetts 02111, subadviser to the Loomis Sayles Avanti Growth, Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was founded in 1926 and is one of the country's oldest and largest investment firms. Scott Pape, Vice President of Loomis Sayles has served as co-portfolio manager of the Loomis Sayles Avanti Growth Series since its inception in 1993. Bruce A. Ebel, Vice President of Loomis Sayles has served as co-portfolio manager of the Loomis Sayles Avanti Growth Series since June, 1996. Mr. Pape joined Loomis Sayles in 1991. Mr. Ebel joined Loomis Sayles in 1994 and prior to that time was Senior Vice President of Kemper Asset Management.

  Jeffrey C. Petherick and Mary Champagne, Vice Presidents of Loomis Sayles, have day-to-day management responsibility for the Loomis Sayles Small Cap Series. Mr. Petherick has co-managed the Series since its inception and has been employed by Loomis Sayles for more than five years. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Douglas D. Ramos and Meri Anne Beck, Vice Presidents of Loomis Sayles, serve as portfolio managers for the Loomis Sayles Balanced Series. Both Mr. Ramos and Ms. Beck have been employed by Loomis Sayles for more than five years.

  WESTPEAK INVESTMENT ADVISORS, L.P. ("WESTPEAK"), 1011 Walnut Street, Boulder, Colorado 80302, subadviser to the Westpeak Growth and Income and Westpeak Stock Index Series, was organized in 1991. Gerald H. Scriver, President and Chief Executive Officer of Westpeak and Philip J. Cooper, CFA, Senior Vice President of Portfolio Management of Westpeak, have served as the portfolio managers of the Westpeak Growth and Income Series since its inception in 1993 and as the portfolio managers of the Westpeak Stock Index Series since August 1, 1993. Both Mr. Scriver and Mr. Cooper have been with Westpeak since its inception in 1991.

  BACK BAY ADVISORS, L.P. ("BACK BAY ADVISORS"), 399 Boylston Street, Boston, Massachusetts 02116, subadviser to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Back Bay Advisors Managed Series, provides discretionary investment management services to mutual funds and other institutional investors. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Back Bay Advisors Bond Income Series' portfolio manager since January 1989. Peter Palfrey, Vice President of Back Bay Advisors, has served as the Back Bay Advisors Managed Series' portfolio manager since January 1994. Ms. Bunting has been employed by Back Bay Advisors for more than five years. Mr. Palfrey, prior to joining Back Bay Advisors in 1993, was Investment Vice President with Mutual of New York.

  MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies.

  Barton Biggs, Managing Director of MSGI, heads the Asset Allocation Committee of MSAM in New York. This Committee makes decisions about regional allocation based on projections of comparable interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. Francine J. Bovich acts as portfolio manager of the Morgan Stanley International Magnum Equity Series. Ms. Bovich joined MSAM as a Principal in 1993. Previously she was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

  On February 5, 1997, MSGI and Dean Witter, Discovery & Company announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions, it is currently anticipated that the transaction will close mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  FRED ALGER MANAGEMENT, INC. ("ALGER MANAGEMENT"), 75 Maiden Lane, New York, New York 10038, subadvises the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. David D. Alger, Seilai Khoo and Ron Tartaro are primarily responsible for the day-to-day management of the Alger Equity Growth Series. David D. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 and as a Senior Vice President since 1995. Each has served as portfolio manager since the Series inception in October 1994.

  DAVIS SELECTED ADVISERS, L.P. ("DAVIS SELECTED"), 124 East Marcy Street, Santa Fe, New Mexico 87501, subadvises the Davis Venture Value Series. Venture Advisers, Inc., which is controlled by Shelby M.C. Davis, is the sole general partner of Davis Selected. Davis Selected provides advisory services to other investment companies and institutions. Davis Selected may also delegate any of its responsibilities to Davis Selected-NY ("DSA-NY"). DSA-NY, organized in 1996, is a wholly-owned subsidiary of Davis Selected located at 609 Fifth Avenue, New York, New York 10017. Christopher C. Davis has been the portfolio manager for the Series and other equity funds managed by Davis Selected since February 19, 1997. He was co-portfolio manager of the Series with Shelby M.C. Davis, from October 1, 1995 until February 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as assistant portfolio manager and research analyst beginning in September 1989.

  Shelby M.C. Davis is Chief Investment Officer of Davis Selected Advisers, L.P. As Chief Investment Officer, he is active in providing investment themes, strategies and individual stock selections to the Series. He was the Series' primary portfolio manager from its inception until February 19, 1997. He is a director and officer of investment companies managed by Davis Selected. He has been a director of Davis Selected's general partner since 1969.

  FEES AND EXPENSES. TNE Advisers is paid a management fee from the Series it manages as follows:

                                          ANNUAL MANAGEMENT FEE RATE PAID BY
                                                      SERIES TO
                                                     TNE ADVISERS
     SERIES                                (% OF AVERAGE DAILY NET ASSETS)
     ------                           ------------------------------------------
     Loomis Sayles Small Cap Series.  1.00% of all assets
     Morgan Stanley International
      Magnum Equity Series..........  0.90% of all assets
     Alger Equity Growth Series.....  0.75% of all assets
     Loomis Sayles Avanti Growth Se-
      ries..........................  0.70% of the first $200 million
                                      0.65% of the next $300 million
                                      0.60% of amounts in excess of $500 million
     Davis Venture Value Series.....  0.75% of all assets
     Westpeak Growth and Income Se-
      ries..........................  0.70% of the first $200 million
                                      0.65% of the next $300 million
                                      0.60% of amounts in excess of $500 million
     Westpeak Stock Index Series....  0.25% of all assets
     Loomis Sayles Balanced Series..  0.70% of all assets
     Back Bay Advisors Managed Se-
      ries..........................  0.50% of all assets
     Back Bay Advisors Bond Income
      Series........................  0.40% of the first $400 million
                                      0.35% of the next $300 million
                                      0.30% of the next $300 million
                                      0.25% of amounts in excess of $1 billion
     Back Bay Advisors Money Market
      Series........................  0.35% of the first $500 million
                                      0.30% of the next $500 million
                                      0.25% of amounts in excess of $1 billion

  SUBADVISORY FEES. TNE Advisers pays each subadviser at the following rates for providing subadvisory services to the following Series:

                          ANNUAL PERCENTAGE
                             RATES PAID
                               BY TNE
                           ADVISERS TO THE
                             RESPECTIVE           AVERAGE DAILY NET ASSET
SERIES                       SUBADVISERS                VALUE LEVELS
------                    ----------------- ------------------------------------
Loomis Sayles Small Cap
 Series.................        0.55%       of the first $25 million
                                0.50%       of the next $75 million
                                0.45%       of the next $100 million
                                0.40%       of amounts in excess of $200 million
Morgan Stanley Interna-
 tional Magnum Equity
 Series.................        0.75%       of the first $30 million
                                0.60%       of the next $40 million
                                0.45%       of the next $30 million
                                0.40%       of amounts in excess of $100 million
Alger Equity Growth Se-
 ries...................        0.45%       of the first $100 million
                                0.40%       of the next $400 million
                                0.35%       of amounts in excess of $500 million
Loomis Sayles Avanti
 Growth Series..........        0.50%       of the first $25 million
                                0.40%       of the next $75 million
                                0.35%       of the next $100 million
                                0.30%       of amounts in excess of $200 million
Davis Venture Value Se-
 ries...................        0.45%       of the first $100 million
                                0.40%       of the next $400 million
                                0.35%       of amounts in excess of $500 million
Westpeak Growth and In-
 come Series............        0.50%       of the first $25 million
                                0.40%       of the next $75 million
                                0.35%       of the next $100 million
                                0.30%       of amounts in excess of $200 million
Westpeak Stock Index Se-
 ries...................        0.10%       of all assets
Loomis Sayles Balanced
 Series.................        0.50%       of the first $25 million
                                0.40%       of the next $75 million
                                0.30%       of amounts in excess of $100 million
Back Bay Advisors Man-
 aged Series............        0.25%       of the first $50 million
                                0.20%       of amounts in excess of $50 million
Back Bay Advisors Bond
 Income Series..........        0.25%       of the first $50 million
                                0.20%       of the next $200 million
                                0.15%       of amounts in excess of $250 million
Back Bay Advisors Money
 Market Series..........        0.15%       of the first $100 million
                                0.10%       of amounts in excess of $100 million

ADVISER OF THE CAPITAL GROWTH SERIES

  CGM, One International Place, Boston, MA 02110, adviser to the Capital Growth Series, is an investment advisory firm organized in 1989 which manages seven mutual fund portfolios and advisory accounts for other clients. The sole general partner of CGM is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Mr. Heebner, Senior Portfolio Manager of CGM, has served as portfolio manager of the Capital Growth Series since August of 1983.

  The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the fiscal year ended December 31, 1996, CGM was paid 0.63% of the Capital Growth Series' average net assets.

VOLUNTARY EXPENSE AGREEMENT

  Pursuant to a voluntary expense agreement relating to the Loomis Sayles Avanti Growth, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, TNE Advisers bears the expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% of the respective Series' average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. Similar voluntary expense agreements with The New England had been in effect with respect to the Capital Growth Series until April 30, 1996. As a result of the current voluntary expense agreements (and assuming the Series incur the same level of management fees as in 1996 and no taxes, interest or extraordinary expenses), these Series' expense ratios during this prospectus' effectiveness, assuming the continuation of the voluntary expense agreement, are expected to be as follows:

                                                           TOTAL EXPENSE RATIO
                                                         UNDER CURRENT VOLUNTARY
     SERIES                                                 EXPENSE AGREEMENT
     ------                                              -----------------------
     Back Bay Advisors Money Market Series..............          0.50%
     Back Bay Advisors Bond Income Series...............          0.55%
     Back Bay Advisors Managed Series...................          0.64%
     Westpeak Growth and Income Series..................          0.85%
     Westpeak Stock Index Series........................          0.40%
     Loomis Sayles Small Cap Series.....................          1.00%
     Loomis Sayles Avanti Growth Series.................          0.85%

  TNE Advisers may terminate these expense agreements at any time. If these expense agreements were terminated, the expense ratios would be higher.

EXPENSE DEFERRAL ARRANGEMENT

  Pursuant to an expense deferral arrangement relating to the Morgan Stanley International Magnum Equity Series (formerly, Draycott International Equity Series), the Alger Equity Growth Series, the Davis Venture Value Series and the Loomis Sayles Balanced Series, which TNE Advisers may terminate at any time, TNE Advisers has agreed to pay the expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated expense limits, which limits vary from Series to Series, subject to the obligation of the Series to repay TNE Advisers such expenses in future years, if any, when a Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to a Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. These expense limits can be prospectively discontinued by TNE Advisers but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit. Such stated expense limits are as follows:

                                                            EXPENSE LIMIT UNDER
     SERIES                                                 DEFERRAL ARRANGEMENT
     ------                                                 --------------------
     Morgan Stanley International Magnum Equity Series.....         1.30%
     Alger Equity Growth Series............................         0.90%+
     Davis Venture Value Series............................         0.90%
     Loomis Sayles Balanced Series.........................         0.85%

--------

+ Prior to January 1, 1996, the expense limit was 0.85%.

ADDITIONAL INFORMATION ABOUT EXPENSES

  Each Series pay all expenses not borne by its adviser or subadvisers or the New England Securities, including, but not limited to, the charges and expenses of each Series' custodian, independent auditors and legal counsel for the Fund and its independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, and the compensation of trustees of the Fund who are not directors, officers or employees of NELICO or its affiliates, other than affiliated registered investment companies.

  The Fund incurred total expenses during the year ended December 31, 1996 as follows:

                                                              TOTAL EXPENSES
                                                          (AS OF A PERCENTAGE OF
                                                           AVERAGE NET ASSETS)
                                                            FOR THE YEAR ENDED
     SERIES                                                 DECEMBER 31, 1996
     ------                                               ----------------------
     Loomis Sayles Small Cap Series......................          1.00%
     Morgan Stanley International Magnum Equity Series...          1.30%
     Alger Equity Growth Series..........................          0.90%
     Capital Growth Series...............................          0.69%
     Loomis Sayles Avanti Growth Series..................          0.85%
     Davis Venture Value Series..........................          0.90%
     Westpeak Growth and Income Series...................          0.85%
     Westpeak Stock Index Series.........................          0.40%
     Loomis Sayles Balanced Series.......................          0.85%
     Back Bay Advisors Managed Series....................          0.62%
     Back Bay Advisors Bond Income Series................          0.52%
     Back Bay Advisors Money Market Series...............          0.50%

  If the voluntary expense agreement and expense deferral arrangement described above had not been in effect, the Series' expenses for the year ended December 31, 1996 would have been:

                                                            TOTAL EXPENSES
                                                         (AS A PERCENTAGE OF
                                                         NET ASSETS) WITHOUT
                                                          VOLUNTARY EXPENSE
                                                             AGREEMENT OR
                                                           EXPENSE DEFERRAL
                                                       ARRANGEMENT FOR THE YEAR
     SERIES                                            ENDED DECEMBER 31, 1996
     ------                                            ------------------------
     Loomis Sayles Small Cap Series...................           1.29%
     Morgan Stanley International Magnum Equity Se-
      ries............................................           1.66%
     Alger Equity Growth Series.......................           0.90%
     Capital Growth Series............................           0.69%
     Loomis Sayles Avanti Growth Series...............           0.92%
     Davis Venture Value Series.......................           0.96%
     Westpeak Growth and Income Series................           0.91%
     Westpeak Stock Index Series......................           0.50%
     Loomis Sayles Balanced Series....................           0.99%
     Back Bay Advisors Managed Series.................           0.62%
     Back Bay Advisors Bond Income Series.............           0.52%
     Back Bay Advisors Money Market Series............           0.50%

  These expense figures do not include portfolio brokerage commissions, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

  For the year ended December 31, 1996, brokerage commissions paid by each Series were as follows:

                                                                   % OF AVERAGE
     SERIES                                       COMMISSIONS PAID  NET ASSETS
     ------                                       ---------------- ------------
     Loomis Sayles Small Cap Series..............    $ 462,357         0.91%
     Morgan Stanley International Magnum Equity
      Series.....................................      127,196         0.45
     Alger Equity Growth Series..................      174,495         0.21
     Capital Growth Series.......................    4,053,238         0.40
     Loomis Sayles Avanti Growth Series..........       74,700         0.12
     Davis Venture Value Series..................       81,002         0.12
     Westpeak Growth and Income Series...........      106,927         0.17
     Westpeak Stock Index Series.................        9,955         0.02
     Loomis Sayles Balanced Series...............       51,801         0.14
     Back Bay Advisors Managed Series............       11,697         0.01

  The Alger Equity Growth, Morgan Stanley International Magnum Equity and Davis Venture Value Series may pay brokerage commissions to brokerage firms affiliated each Series respective subadviser. Portfolio transactions of the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series and portfolio transactions of the Back Bay Advisors Managed Series and the Loomis Sayles Balanced Series in bonds, notes and money market instruments are generally effected on a net basis without a stated commission.

MISCELLANEOUS ARRANGEMENTS

  TNE Advisers has contracted with New England Funds, L.P. to provide executive and other personnel for the administration of the affairs of the Series advised by TNE Advisers. Subject to procedures adopted by the Fund's Board of Trustees, Fund brokerage transactions may be executed by brokers that are affiliated with any adviser or subadviser.

  Fund shares are offered through New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, the principal underwriter for the Fund. New England Securities is a wholly-owned subsidiary of NELICO.

                         SALE AND REDEMPTION OF SHARES

  Shares of each Series are purchased or redeemed depending, among other things, on the amount of premium payments invested and the surrender and transfer requests effected on any given day pursuant to the variable life insurance and variable annuity contracts supported by the Fund. Such transactions can be made only on those days during which the New York Stock Exchange ("NYSE") is open for trading. Purchases and redemptions of Fund shares are effected at the net asset value per share determined as of the close of regular trading on the NYSE (currently 4 p.m. Eastern time) on the day such purchase order or redemption request is received.

  The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays, or, if permitted by the rules of the SEC, during periods when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Series to dispose of securities or fairly to determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                   NET ASSET VALUES AND PORTFOLIO VALUATION

  Loomis Sayles, MSAM, Alger Management, CGM, Davis Selected, Westpeak and Back Bay Advisors, under the direction of the Fund's Board of Trustees, determine the value of each Series' securities. The net asset value of each Series' shares is determined as of the close of regular trading on the NYSE each day it is open. Each Series' total net assets are divided by the number of outstanding shares of that Series to determine the net asset value per share for that Series.

  The Back Bay Advisors Money Market Series' investment portfolio, and any fixed-income securities with remaining maturities of 60 days or less held by any other Series, are valued at amortized cost. Other portfolio securities of each Series (other than the Back Bay Advisors Money Market Series) are valued at market value where current market quotations are readily available and otherwise are taken at fair value as determined in good faith by the Fund's Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  The Back Bay Advisors Money Market Series seeks to maintain a constant net asset value per share of $100, although this cannot be assured. The net asset value per share for the other Series will vary depending on the value of each Series' investment portfolio.

                   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

BACK BAY ADVISORS MONEY MARKET SERIES

  The net investment income of the Back Bay Advisors Money Market Series is declared daily and paid monthly as a dividend. Although the Back Bay Advisors Money Market Series does not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year.

OTHER SERIES

  It is the policy of each Series other than the Back Bay Advisors Money Market Series to pay annually as dividends substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. See "Taxes." Dividends from net investment income may be paid more or less often if the Fund's Board of Trustees deems it appropriate.

  Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of the capital gain net income realized by the Series in the one-year period ending October 31 (or December 31, if the Series so elects) of such year and not previously distributed.

  Dividends and distributions of each Series are automatically reinvested in shares of the respective Series.

                                     TAXES

  Each Series is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Code, as amended. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Dividends from net investment income of each of the Series and distributions of each Series' net short-term gains, if any, are treated as ordinary income to its shareholders. Distributions of any Series' net realized long-term capital gains, if any, are treated as long-term capital gains to its shareholders. Whether or not taxes must be paid by the shareholders of a Series on distributions received from that Series will depend on the tax status of NELICO's or MetLife's separate accounts and the tax status of any other shareholders. For the purposes of the foregoing, each Series' shareholders are the separate accounts investing directly in the Fund and not the owners of the variable life insurance or variable annuity contracts for which the Fund serves as an investment vehicle. For a description of the tax consequences for such contract owners, see the relevant prospectus applicable to such contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund was originally organized in 1983 as a Massachusetts corporation, and was reorganized as a Massachusetts business trust on February 27, 1987. The Fund is registered as a diversified, open-end management company under the 1940 Act, and is authorized to issue an unlimited number of shares of each Series. Shareholders may address inquiries about the Fund to New England Securities, 399 Boylston Street, Boston, Massachusetts 02116.

  As of the date of this prospectus, all of the outstanding voting securities of the Fund are owned by separate accounts of MetLife and/or NELICO, and may, from time to time, be owned by those separate accounts and the general account of MetLife. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a separate account that is a registered investment company under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that MetLife is required to vote any shares held in its general account (or in any unregistered separate account that does not have voting privileges) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

  The Fund does not generally hold annual meetings of shareholders and will hold shareholders meetings only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.

                                TRANSFER AGENT

  The transfer agent and the dividend paying agent for the Fund is NELICO, 501 Boylston Street, Boston, Massachusetts 02116.

                                 VOTING RIGHTS

  Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff described above, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account that does not have voting privileges) of NELICO or MetLife will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

                                  APPENDIX A

                             RATINGS OF SECURITIES

  Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa, Aa, A -- Bonds which are rated AAA or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither higher protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Description of Standard & Poor's Ratings Group corporate bond ratings:

  AAA, AA, A -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

  BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI -- The rating CI is reserved for income bonds on which no income is being paid.

  D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                  APPENDIX B

 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE BACK BAY ADVISORS MANAGED
              SERIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                      PERCENTAGE
                                                                        OF NET
SECURITY                                                                ASSETS
--------                                                              ----------
Preferred Stock......................................................       0%
Short-term Obligations and Other Assets..............................     2.0%
Common Stock.........................................................    68.2%
Debt -- Unrated......................................................       0%
Debt -- Standard and Poor's Rating
   AAA...............................................................     4.5%
   AA................................................................     1.8%
   A.................................................................     3.4%
   BBB...............................................................    19.0%
   BB................................................................     6.7%
   B.................................................................       0%
   CCC...............................................................       0%
   CD................................................................       0%

  The chart above indicates the composition of the Back Bay Advisors Managed Series for the fiscal year ended December 31, 1996, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Back Bay Advisors Managed Series' net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent fiscal years.

   AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE BACK BAY ADVISORS BOND
        INCOME SERIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                      PERCENTAGE
                                                                        OF NET
SECURITY                                                                ASSETS
--------                                                              ----------
Preferred Stock......................................................       0%
Short-term Obligations and Other Assets..............................     0.5%
Debt -- Unrated......................................................       0%
Debt -- Standard and Poor's Rating
   AAA...............................................................    26.3%
   AA................................................................    14.1%
   A.................................................................     8.8%
   BBB...............................................................    30.8%
   BB................................................................    19.5%
   B.................................................................       0%
   CCC...............................................................       0%
   C/D...............................................................       0%

  The chart above indicates the composition of the Back Bay Advisors Bond Income Series for the fiscal year ended December 31, 1996, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Back Bay Advisors Bond Income Series' net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent fiscal years.